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                                                                 Exhibit 10.3
                              EMPLOYMENT AGREEMENT


         AGREEMENT made this 11th day of February, 1996 between COAST DENTAL SERVICES, INC., a Delaware corporation with its principal place of business at 25400 U.S. Highway 19, Suite 225, Clearwater, Florida 34623 (the "Company"), and JOSEPH R. SMITH residing at 16412 Ashwood Drive, Tampa, Florida 33624 (the "Employee").

         WHEREAS, the Employee possesses skills and expertise which make him valuable to the Company and which will contribute to the Company's future success; and

         WHEREAS, the Company desires to employ the Employee and the Employee desires to serve in the employ of the Company upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the parties hereby agree as follows:

         1.       Employment, Acceptance and Term

                  1.1 Subject to the terms and conditions of this Agreement, the Company hereby agrees to employ the Employee, and the Employee hereby agrees to serve the Company, as its Chief Financial Officer for the term set forth in
Section 1.2 below.

                  1.2 The term of this Agreement shall be for a three (3) year period commencing as of February 12, 1996 and ending on February 12, 1999. This Agreement may be renewable by mutual agreement of the Company and the Employee for subsequent terms of one (1) year by giving the Employee notice of such renewal at least one hundred twenty (120) days prior to the end of any term hereof. Notwithstanding the above, Employee agrees to be employed hereunder for at least two (2) years after any public offering of the Company which occurs during the initial term of this Agreement. Should Employee terminate this Agreement without cause during such two (2) year period after any public offering, the parties agree Employee shall pay liquidated damages of Two Hundred Thousand Dollars ($200,000.00) for each complete year or portion of a year which he does not work (maximum of 2 years) to the Company which the parties agree is a reasonable amount to pay for such breach.

         2.       Duties and Authority

         During the term of this Agreement, the Employee shall devote his full time and energies to the business and affairs of the Company. The Employee shall not accept any other employment during the term of this Agreement, nor shall he permit such personal business interests as he may have to interfere with the performance of his duties hereunder. The Employee agrees to use his best efforts, skill and abilities to promote the Company's interests




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and to faithfully and diligently perform, to the best of his abilities, such duties (consistent with his title as set forth in Section 1 hereof) as may from time to time be assigned to him by the Company's Board of Directors and President. All such services shall be rendered for and in consideration of the compensation payable to the Employee under Section 3 hereof.

         3.       Compensation

                  3.1 Salary. During the term of this Agreement the Company shall pay to the Employee, in equal semi-monthly installments, an annual salary at a rate which shall equal One Hundred Twenty-Five Thousand Dollars ($125,000.00) during the first six months of employment hereunder and One Hundred Fifty Thousand Dollars ($150,000.00) during the second six months of employment hereunder. In the second and third year of the agreement, the annual salary shall be One Hundred Sixty-Five Thousand Dollars ($165,000.00) and One Hundred Eighty Thousand Dollars ($180,000.00) respectively. Notwithstanding the above, in the event of a public offering by the Company, Employee's salary shall be adjusted upward to such amount that is commensurate with that salary of a CFO with a similarly sized public company.

                  3.2 Restricted Stock. Upon completion of a three month probationary period which shall expire on May 13, 1996, the Company shall grant to the Employee 121,954 shares of the Company's common stock, no par value per share. Such shares shall be subject to restrictions and forfeitability on transfer and other conditions as set forth in the Restricted Shares Agreement to be entered into between the Company and the Employee, a form of which is attached hereto and incorporated herein by reference. Should there be a reorganization, stock split or other similar adjustments to the Company stock, the amount of options shall be adjusted accordingly. This shall not however, be considered protection against dilution in the event of issuances of stock by the Company.

         4.       Expenses

                  4.1 The Company shall pay or reimburse the Employee for all reasonable and necessary expenses incurred by the Employee and authorized by the Company during the term of this Agreement in connection with the business of the Company; provided, however, the Employee shall render to the Company a complete and accurate accounting of all such expenses in accordance with the substantiation requirements of Section 274 of the internal Revenue Code of 1986, as amended.

                  4.2 Beginning with the second year of employment hereunder, the Company shall reimburse the Employee for documented expenses incurred by the Employee in maintaining his CPA certification and for membership in professional associations in an amount not to exceed Five Hundred Dollars ($500.00).



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         5.       Additional Benefits

         During the term of this Agreement the Employee shall be allowed to participate (subject to uniformly applicable requirements for participation) at the Company's expense in any health, medical, disability, insurance or pension plan made available by the Company for the benefit of its employees generally, and shall be entitled to an annual vacation of two (2) weeks for the first year hereof and three (3) weeks thereafter with full pay and allowances, to be taken at such time or times as shall be mutually agreed between the Company and the Employee.

         6.       Discharge for Cause

         The Company shall have the right to terminate this Agreement and to discharge the Employee at any time for "cause". As used herein, termination for "cause" shall mean termination by action of the Company's Board of Directors based upon conduct by the Employee which involves any of the following:

                           (i) conviction of a felony or other crime involving
moral turpitude;

                           (ii) the continued and habitual use of narcotics or
alcohol to an extent which materially impairs the Employee's performance of his duties hereunder;

                           (iii) misappropriation by the Employee of funds or
property of the Company or any affiliate of the Company;

                           (iv) the knowing and continued violation of a
material term of this Agreement; or

                           (v) any other gross misconduct in the performance of,
or material failure or refusal of the Employee to perform, his duties in accordance with this Agreement and the reasonable expectations and standards of the Company.

         7.       Termination of Agreement

         Notwithstanding the provisions of Section 1 hereof, this Agreement shall terminate upon the happening of any one of the following events and the Company shall have no obligations to the Employee hereunder for any period after the effective date of such termination:

                           (i) automatically and without notice, if the Employee
shall die during the term hereof;

                           (ii) by resolution of the Company's Board of
Directors and upon not less than sixty (60) days' prior written notice to the Employee if the Employee shall become "disabled" as defined in any group disability policy maintained by the Company for the benefit


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of its employees; provided that in the event of such termination, the Employee shall be entitled to receive all compensation and benefits payable to him pursuant to this Agreement until the date set forth in such notice;

                           (iii) automatically and without notice if the
Employee voluntarily terminates his employment with the Company without the Company's consent;

                           (iv) upon termination of the Employee's employment
with the Company by mutual agreement between the Company and the Employee; or

                           (v) upon written notice to the Employee of action
taken by the Board of Directors of the Company to discharge the Employee for "cause" pursuant to Section 6 of this Agreement, which notice shall specify the reason for such discharge; provided, however, that if the Board notifies the Employee of action taken to discharge the Employee for any of the reasons set forth in either subsection (iv) or (v) of Section 6, the Employee shall have 30 days from receipt of such written notice to cure the specified deficiencies. If the Board, in its sole discretion, is not satisfied that such deficiencies have been cured, it shall so notify the Employee and the Employee shall be terminated effective on the date of such notification.

         8.       Non-Competition

                  8.1 The Employee agrees that during his employment and for an additional period following the termination of such employment equal to the greater of one (1) year or one (1) year for each year of employment hereunder, the Employee shall not, in any manner, directly or indirectly, as an officer, director, stockholder, partner, associate, employee, consultant, owner, agent, creditor, coventurer or otherwise, be or become interested in or be associated with any other corporation, firm, business or person engaged within the United States in the dental management business. The Employee's ownership, directly or indirectly, of not more than three percent (3%) of the issued and outstanding voting stock of any corporation engaged in the dental management business the shares of which are regularly traded on a national securities exchange or on the over-the-counter markets shall not be deemed to be a violation of the provisions of this Section 8.

                  8.2 The Employee acknowledges that his skills and position are unique and, therefore, that the breach by him of the provisions of Section 8.1 shall cause irreparable harm to the Company, which harm cannot be fully redressed by the payment of damages to the Company. The Employee also acknowledges that the dental management business may be carried on anywhere in the United States and, therefore, that the duration and geographical scope of
Section 8.1 are reasonable under the circumstances. Accordingly, the Company shall be entitled, in addition to any other right or remedy it may have, at law or in equity, to an injunction, without the posting of any bond or other security, enjoining or restraining the Employee from any violation or threatened violation of Section 8.1, and the Employee hereby consents to the issuance of such injunction. If any of the rights or restrictions contained or


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provided for herein shall be deemed by a court of competent jurisdiction to be unenforceable by reason of the extent, duration or geographical scope thereof or any other provision of this Agreement, the parties hereto contemplate that the court shall reduce such extent, duration, geographical scope or other provision and enforce this Section 8 in its reduced form for all purposes in the manner contemplated hereby. This Section 8 shall survive the termination of this Agreement and of the Employee's employment hereunder.

         9.       Confidential Information; Non-Solicitation

                  9.1 The Employee agrees that he shall not at any time (whether during the period of his employment with the Company or at any time thereafter) use outside the scope of his employment hereunder or disclose to any person, corporation, firm, partnership or other entity whatsoever, or to any officer, director, stockholder, partner, associate, employee, agent or representative of any thereof, any business plans, business methods, customer lists, or any other confidential information or trade secrets of or relating to the Company or its business (collectively, "Confidential Information"). The Employee acknowledges that all Confidential Information is the exclusive property of the Company and the Employee agrees to maintain the Confidential Information in strictest confidence and use the Confidential Information solely in the performance of his duties under this Agreement.

                  9.2 The Employee agrees that during the term of his employment hereunder and for a period of one (1) year following the termination of such employment, he shall not solicit, engage, hire, or employ any then present employee of the Company or enter into any arrangement with any then present employee of the Company for the purposes of terminating such employee's employment with the Company.

                  9.3 The Company shall be entitled, in addition to any other right and remedy it may have, at law or in equity, to an injunction, without the posting of any bond or other security, enjoining or restraining the Employee from any violation of Section 9.1 or 9.2 hereof, and the Employee hereby consents to the issuance of such injunction. If any of the restrictions contained herein shall be deemed by a court of competent jurisdiction to be unenforceable by reason of the extent, duration or geographical scope thereof or any other provision of this Agreement, the parties hereto contemplate that the court shall reduce such extent, duration, geographical scope or other provision and enforce this Section 9 in its reduced form for all purposes in the manner contemplated hereby. This Section 9 shall survive the termination of this Agreement and the Employee's employment hereunder.

         10.      Notices

         All notices hereunder and other communications required or permitted to be given to either party hereto shall be in writing and delivered by hand or sent by overnight or by certified mail, return receipt requested, postage prepaid, addressed to such party at its address referred to above, or at such other address as such party may from time to time designate by written


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notice to the other party hereto, given in accordance with the provisions of this Section 10. Any such notice or other communication shall be deemed to have been given on the date delivered by hand or the date actually received.

         11.      Waivers

         No waiver by either party hereto of any breach of any provision of this Agreement shall be deemed to constitute a waiver of any other breach of such provision or a waiver of any breach of any other provision of this Agreement.

         12.      Agreement Compete; Amendments

         There are no oral agreements or understandings with respect to or affecting this Agreement and this Agreement may not be amended, supplemented, cancelled or discharged except by a written instrument executed by the party to be charged.

         13.      Non-Assignability

         The respective rights and obligations hereunder of the parties hereto are personal to such parties and shall not be transferred or assigned by them, in whole or in part, to any other person, firm or corporation; provided that the Company may assign this Agreement and the benefits hereunder without the consent of the Employee, without being relieved from any liability hereunder, to any of its direct or indirect "affiliates" or "associates" (as such terms are defined in Rule 405 of the Rules and Regulations promulgated under the Securities Act of
1933).

         14.      Governing Law

         This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to agreements made and to be performed entirely within such State.

         15.      Captions



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         All captions and headings herein contained are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                             "COMPANY"

                                             COAST DENTAL SERVICES, INC.


                                             By:  /s/  Terek Diasti
                                                -----------------------------
                                                 Terek Diasti, President


                                             "EMPLOYEE"


                                             /s/  Joseph R. Smith
                                             --------------------------------
                                             Joseph R. Smith




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